As of March 31, 2009 The Phoenix Companies, Inc. Investment Portfolio Supplement Exhibit 99.1

Important disclosures
This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 which, by their nature, are subject to risks and uncertainties.  We intend for these forward-looking statements to be covered by the safe harbor provisions of the federal securities laws relating to forward-looking statements.  These include statements relating to trends in, or representing management’s beliefs about, our future transactions, strategies, operations and financial results, as well as other statements including words such as “anticipate,” “believe,” “plan,” “estimate,”  “expect,” “intend,” “may,” “should” and other similar expressions.  Forward-looking statements are made based upon our current expectations and beliefs concerning trends and future developments and their potential effects on the company.  They are not guarantees of future performance.  Our actual business, financial condition and results of operations may differ materially from those suggested by forward-looking statements as a result of risks and uncertainties, which include, among others:
(i) unfavorable general economic developments including, but not limited to, specific related factors such as the performance of the debt and equity markets and changes in interest rates; (ii) the effect of continuing adverse capital and credit market conditions on our ability to meet our liquidity needs, our access to capital and our cost of capital; (iii) the possibility of losses due to defaults by others including, but not limited to, issuers of fixed income securities; (iv) changes in our investment valuations based on changes in our valuation methodologies, estimations and assumptions; (v) the effect of guaranteed benefits within our products; (vi) the consequences related to variations in the amount of our statutory capital due to factors beyond our control; (vii) downgrades in our debt or financial strength ratings; (viii) the possibility that mortality rates, persistency rates, funding levels or other factors may differ significantly from our pricing expectations; (ix) the availability, pricing and terms of reinsurance coverage generally and the inability or unwillingness of our reinsurers to meet their obligations to us specifically; (x) our dependence on non-affiliated distributors for our product sales; (xi) our dependence on third parties to maintain critical business and administrative functions; (xii) our ability to attract and retain key personnel in a competitive environment; (xiii) the strong competition we face in our business from banks, insurance companies and other financial services firms; (xiv) our reliance, as a holding company, on dividends and other payments from our subsidiaries to meet our financial obligations and pay future dividends, particularly since our insurance subsidiaries’
ability to pay dividends is subject to regulatory restrictions; (xv) the potential need to fund deficiencies in our Closed Block; (xvi) tax developments that may affect us directly, or indirectly through the cost of, the demand for or profitability of our products or services; (xvii) the possibility that the actions and initiatives of the U.S. Government, including those that we elect to participate in, may not improve adverse economic and market conditions generally or our business, financial condition and results of operations specifically (xviii) other legislative or regulatory developments; (xix) legal or regulatory actions; (xx) changes in accounting standards; (xxi) the potential effects of the spin-off of our former asset management subsidiary; (xxii) the potential effect of a material weakness in our internal control over financial reporting on the accuracy of our reported financial results; (xxiii) the risks related to a man-made or natural disaster; and (xxiv) other risks and uncertainties described herein or in any of our filings with the SEC.
This information is provided as of March 31, 2009.  We undertake no obligation to update or revise publicly any forward-looking statement, whether as a result of new information, future events or otherwise.

Table of contents
Summary 4
Invested Assets 5
Historical Portfolio Ratings 6
Bond Portfolio 7
Financial Sector Holdings 8
Structured Securities Portfolio 9
Realized Credit Impairment Losses 10
Unrealized Losses 11 - 12
Commercial Mortgage-Backed Securities (CMBS) 13 - 15
Residential Mortgage-Backed Securities (RMBS) 16 - 25
Collateralized Debt Obligations (CDO) Holdings 26
Appendix: 27 - 30
Phoenix Life Insurance Company (PLIC) Closed Block
Page(s)

Summary
> Well diversified and liquid general account investment portfolio, managed by a team with a successful track record of investing over a variety of market cycles, following a disciplined monitoring process
> Approximately 90% of bond investments are investment grade. Emphasis is on liquidity with 70.5% of bonds invested in public securities
> Approximately 70% of gross unrealized losses are rated investment grade
> Residential mortgage-backed securities exposure is high quality and diversified. Exposure is concentrated in agency and prime-rated securities with only 2.4% of invested assets in Alt-A and subprime investments of which 86% is rated AAA and AA
> Commercial mortgage-backed securities exposure is in highly rated public securities with minimal direct loan or real estate holdings
> No subprime collateralized debt obligations (CDO) exposure.  CDO holdings are backed by bank loans, investment grade bonds and commercial mortgage-backed securities
> No credit default swap (CDS) exposure
> Strict limits on individual financial exposures that mitigate our loss potential to any one particular entity; as a result, we have limited exposure to the financial institutions that have been in the news

Portfolio comprised primarily of
fixed income securities
Bonds $9,802
74%
Policy Loans $2,595
20%
Cash & Cash Equivalents $153 1%
Venture Capital $186 1%
Stock $25 0%
Mortgages & Real Estate $49 0%
Other Invested Assets $569 4%
Invested Assets:  $13.4 Billion
$ in millions
Market value as of March 31, 2009

High quality portfolio
Percentages based on GAAP Value
As of March 31, 2009
29.6
70.4
41.0
59.0
8.2
91.8%
2008
29.8%
70.2%
42.0%
58.0%
10.2%
89.8%
1Q 2009
27.5 25.6 Private Bonds
72.5 74.4 Public Bonds
35.3 27.5 Percentage of BIG in NAIC 4-6
64.7 72.5 Percentage of BIG in NAIC 3
7.7 8.3 Below Investment Grade (BIG) Bonds
92.3% 91.7% Investment Grade Bonds
2006 2007

Bond portfolio diversified by sector
U.S. Corporates
59%
Foreign Corporates
8%
ABS
23%
Emerging Markets
7%
$ in millions
Market value as of March 31, 2009
Below Investment Grade Bonds
RMBS
3%
13.9 1,363 Foreign Corporates
Bond Portfolio
100.0% $9,802 Total
1.4 138 Emerging Markets
1.8 177 Taxable Municipals
4.2 409 Utilities
6.3 621 Asset Backed Securities
As of March 31, 2009
8.6 841 U.S. Treasuries / Agencies
10.5 1,035 Commercial MBS
15.3 1,496 Residential MBS
13.8 1,350 Financials
$2,372 24.2% Industrials
Bonds by Rating
AAA/AA/A
60.1%
BBB
29.7%
BB & Lower
10.2%

Diverse financial sector holdings
31% 0.3% 44.8 64.9 Consumer Finance
56% 10.1% $1,350.0 $1,819.9 Total
- - 0.8 0.8 Project Finance
54% 1.3% 176.1 228.8 REITS
56% 0.7% 89.4 96.1 Leasing/Rental
61% 2.3% 307.7 386.1 Insurance
43% 1.7% 224.3 352.6 Diversified Financial
49% 0.5% 66.8 87.6 Commercial Finance
54% 0.6% 85.3 108.1 Broker-Dealer
65% 2.7% $354.8 $494.9 Bank
Book
Value
Market
Value
% General
Account
% in Closed
Block Sector
As of March 31, 2009
Percentages based on market value
$ in millions

High quality structured
securities portfolio
> Structured portfolio is 92% investment grade
> RMBS (47%) and CMBS (33%) dominate the structured portfolio
AAA
75.5%
B or less – 5.2%
BBB – 5.3%
AA – 5.9%
A - 5.1%
BB – 3.0%
Market value as of March 31, 2009
$ in millions
1.4% 42.9 Collateralized Bond
Obligations
1.0% 30.4 Aircraft Equipment Trust
Structured Securities Portfolio
100.0% $3,152.3 Total
0.6% 19.3 Auto Loans
As of March 31, 2009
1.3% 40.9 Manufactured Housing
5.1% 159.6 CLOs
32.8% 1,035.3 Commercial MBS
5.9% 185.9 Home Equity
4.5% 142.0 Other ABS
$ 1,496.0 47.4% Residential MBS

Moderation in credit impairments
Year of Issue
2
$15.0 $10.4 $6.0 - $31.4 $31.4 $78.0 Total Debt
6.9 6.9 8.2 Schedule BA
-
-
-
-
-
-
-
2008
$38.3 $38.3 $86.2 Total
3.8 - - 3.8 3.8 30.5 Other ABS/MBS
10.0 5.6 3.9 19.5 19.5 23.0 Corporate
- - - - - - CMBS
- 2.6 - 2.6 2.6 9.7 CLO/CDO
- 0.7 - 0.7 0.7 1.4 Subprime RMBS
- 1.5 2.1 3.6 3.6 10.0 Alt-A RMBS
$1.2 - - $1.2 $1.2 $3.4 Prime RMBS
2005 &
Prior 2006 2007
YTD 2009
Impairment
1Q09
Impairment
Book
Value
1
1 GAAP book value after impairments on identified assets
2 Year of issue for year to date 2009 impairments
As of March 31, 2009
$ in millions

11 Gross unrealized losses concentrated in investment grade issues Market value as of March 31, 2009 $ in millions $712.4 $490.9 $265.6 $124.1 $80.9 $47.7 NAIC 1 NAIC 2 NAIC 3 NAIC 4 NAIC 5 NAIC 6

Improved net unrealized loss position
1 All Other – Corporates, RMBS, Other ABS, Foreign
As of March 31,  2009
$ in millions
$ 70.5 $ (1,645.2) $ (1,574.7) Total
81.2 (388.9) (307.7) All Other
1
19.7 (192.3) (172.6) All Other High Yield
(59.3) (410.6) (469.9) Financial
(36.6) (160.9) (197.5) CMBS
96.6 (214.4) (117.8) CDO/CLO
(44.2) (155.4) (199.6) Subprime/Alt-A
$ 13.1 $ (122.7) $ (109.6) RMBS Prime
1Q09
Change
December 31, 2008
Unrealized
March 31, 2009
Unrealized

Well-constructed CMBS portfolio
Phoenix CMBS Portfolio
> High levels of credit enhancement
> Excellent credit characteristics vs.
market
> Avoided 2006 and 2007 aggressive
underwriting
47 months
68.85%
5.95%
62%
29%
26%
Market
1
6.88% Weighted average coupon
69.23% Weighted average LTV
29% Weighted average credit
enhancement
86 months Weighted average loan age
27% Interest Only (I/O) loans
38% Weighted average credit
enhancement (U.S. Treasury
defeasance adjusted)
Phoenix
1 Sources: Barclays CMBS Index, Trepp
As of March 31, 2009

Highly rated, seasoned
CMBS portfolio
> $1.0 billion in market value
> $167 million Government guaranteed
> 84.4% AAA and less than 1% BBB or
below
> 88% 2005 and prior origination
> 2% in CMBS CDO
Market value as of March 31, 2009
$ in millions
2007 2006 2005 2004 & Prior
AAA AA A BBB Below BBB
$50.2
$73.8
$49.7
$861.6
2007 2006 2005 2004 and Prior Total
AAA $41.2 $56.2 $29.9 $746.7 $874.0
AA 3.1 9.6 8.5 56.2 77.4
A 5.9 6.3 8.6 56.7 77.5
BBB 0.0 1.7 2.6 2.0 6.3
Below BBB 0.0 0.0 0.1 0.0 0.1
Total $50.2 $73.8 $49.7 $861.6 $1,035.3
Year of Issue

Highly rated, seasoned
CMBS portfolio
Year of Issue
4.9%
-
-
7.6%
4.1%
4.7%
2007
7.1%
26.5%
-
8.2%
12.3%
6.5%
2006
4.8%
41.5%
100.0%
11.1%
11.0%
3.4%
2005
83.2%
32.0%
-
73.1%
72.6%
85.4%
2004
& Prior
74.5% 7.7% $1,035.3 $1,232.8 Total
11.4%
33.3%
-
-
6.3
0.1
15.8
1.0
BBB
BB and
Below
48.8% 0.6% 77.5 119.6 A
64.3% 0.6% 77.4 113.7 AA
78.1% 6.5% $874.0 $982.7 AAA
% in Closed
Block
% General
Account
Market
Value
Book
Value Rating
As of March 31, 2009
Percentages based on market value
$ in millions

High quality, diversified RMBS portfolio
As of March 31, 2009
Percentages based on market value
$ in millions
1.0%
0.8%
9.0%
-
-
BB &
Below
57.1%
5.2%
36.5%
41.6%
77.0%
% in Closed
Block
1.8% 1.1% 4.3% 91.8% 12.6% $1,681.9 $1,954.4 Total
9.5% 0.2% 3.9% 85.6% 1.1% 143.6 227.4 Subprime
4.3% 3.4% 17.2% 66.1% 1.3% 175.0 290.7 Alt-A
2.1% 2.5% 8.0% 87.4% 3.4% 455.0 564.6 Prime
- - - 100.0% 6.8% $908.3 $871.7 Agency
BBB A AA AAA
% General
Account
Market
Value
Book
Value Rating

Well-constructed RMBS portfolio
17.3 87.5 63.9 89.5 1.1 Subprime
34.0 96.6 66.8 83.3 1.3 Alt-A
3.4%
% of General
Account
Non-Agency
Prime
84.0%
% of Portfolio
Originated in 2005
& Prior
95.4%
% Rated AAA
& AA
90.0%
% of Portfolio
Backed by
Fixed Rate
Collateral
48.0%
% of Market
Backed by
Fixed Rate
Collateral
Market value as of March 31, 2009
Source: JP Morgan MBS Research, Bank of America/Merrill Lynch Credit Round-up

18 RMBS delinquencies better than market As of March 31, 2009 Source: JP Morgan MBS Research 60+ day 5.6% 22.6% 42.6% 2.7% 18.6% 12.4% Non-Agency Prime Alt-A Subprime Market Phoenix

High-quality, seasoned non-agency
prime RMBS holdings
> $455.0 million market value
> 87% AAA rated
> 84% 2005 and prior origination
> 90% fixed rate
> 83% 2006-2007 originations are
super senior classes
As of March 31, 2009
$ in millions
2007 2006 2005 2004 and Prior
AAA AA A BBB Below BBB
$13.3
$59.2
$78.9
2007 2006 2005 2004 and Prior Total
AAA $13.3 $34.3 $75.9 $274.0 $397.5
AA 0.0 14.3 0.5 21.6 36.4
A 0.0 10.6 0.0 0.9 11.5
BBB 0.0 0.0 2.3 7.1 9.4
Below BBB 0.0 0.0 0.2 0.0 0.2
Total $13.3 $59.2 $78.9 $303.6 $455.0
$303.6
Year of Issue

Well-constructed non-agency prime
RMBS holdings
As of March 31, 2009
Source: JP Morgan MBS Research – March 2009, Bloomberg
Market Phoenix
Weighted average credit enhancement 4.88% 9.45%
Weighted average 60+ day delinquent loan 5.58% 2.69%
Phoenix prime portfolio loss coverage: using 25% loss severity 3.5x 14.1x

AAA $2.7 $35.7 $33.8 $43.5 $115.7
AA 0.0 0.0 2.6 27.5 30.1
A 0.0 0.0 2.3 3.6 5.9
BBB 0.0 4.0 3.6 0.0 7.6
BB & Below 1.5 14.2 0.0 0.0 15.7
Total $4.2 $53.9 $42.3 $74.6 $175.0
High quality, seasoned non-agency
Alt-A RMBS holdings
> $175 million market value
> 83% AAA or AA rated
> 67% 2005 and prior originations
2007 2006 2005 2004 and Prior
AAA AA A BBB Below BBB
Market value as of March 31, 2009
$ in millions
$4.2
$53.9
$42.3
$74.6
2007 2006 2005 2004 and Prior Total
Year of Issue

High quality, seasoned
RMBS ALT-A collateral
As of March 31, 2009
Percentages based on market value
$ in millions
- - - 90.3% 9.7% 0.1% 15.7 27.1 BB & Below
Year of Issue
9.4% 33.2% 24.2% 30.8% 2.4% 1.3% $175.0 $290.7 Total
- - 47.8% 52.2% - 0.1% 7.6 9.7 BBB
50.0% 10.5% 39.5% - - - 5.9 10.4 A
38.0% 53.2% 8.8% - - 0.2% 30.1 46.2 AA
1.8% 35.8% 29.2% 30.9% 2.3% 0.9% $115.7 $197.3 AAA
2003 &
Prior 2004 2005 2006 2007
% General
Account
Market
Value
Book
Value Rating

Well constructed non-agency Alt-A
RMBS portfolio
As of March 31, 2009
Sources: JP Morgan MBS Research – March 2009
Bank of America/Merrill Lynch – March 2009
Option ARM 32% 2.8%
Alt-A ARM 34% 0.6%
Alt-A Fixed 34% 96.6%
60+ Delinquent 22.6% 12.4%
Alt-A Market Phoenix

AAA $25.6 $17.2 $43.3 $36.8 $122.9
AA 0.0 0.0 2.1 3.5 5.6
A 0.0 0.0 0.0 0.3 0.3
BBB 4.8 3.4 0.4 5.0 13.6
Below BBB 0.0 0.8 0.2 0.2 1.2
Total $30.4 $21.4 $46.0 $45.8 $143.6
High quality non-agency subprime
RMBS portfolio
> $143.6 million market value
> 89.5% rated AAA or AA
> Phoenix 60+ day delinquent
18.6% vs. 42.6% for the ABX index
> Phoenix weighted average credit
support is 39.6%
2007 2006 2005 2004 and Prior
AAA AA A BBB Below BBB
$ in millions
As of March 31, 2009
ABX=2007-2, 2007-1, 2006-2 and 2006-1 subprime Index
$30.4
$21.4
$46.0
$45.8
2007 2006 2005 2004 and Prior Total
Year of Issue

High quality, seasoned RMBS
subprime portfolio
As of March 31, 2009
Percentages based on market value
$ in millions
- 18.1% 16.2% 65.7% - - 1.2 1.8 BB & Below
Year of Issue
9.0% 22.9% 32.0% 14.9% 21.2% 1.1% $143.6 $227.4 Total
4.3% 32.4% 3.0% 25.1% 35.2% 0.1% 13.6 30.9 BBB
100.0% - - - - - 0.3 2.0 A
62.1% - 37.9% - - 0.1% 5.6 11.2 AA
6.9% 23.0% 35.2% 14.1% 20.8% 0.9% $122.9 $181.5 AAA
2003 &
Prior 2004 2005 2006 2007
% General
Account
Market
Value
Book
Value Rating

Diversified CDO holdings
As of March 31, 2009
Percentages based on market value
$ in millions
18.2%
100.0%
-
-
54.2%
16.0%
BB &
Below
42.0%
-
56.5%
100.0%
59.5%
36.7%
% in Closed
Block
13.4% 25.7% 32.4% 28.5% 0.2% 22.8 59.7 CMBS
33.7% 29.9% 12.6% 5.6% 1.7% $217.2 $368.6 Total
- - - - - 1.0 1.0 RMBS
100.0% - - - - 3.9 3.9 High-Yield Debt
10.5% - 35.3% - 0.2% 21.3 36.3 Inv Grade Debt
38.0% 35.2% 7.4% 3.4% 1.3% $168.2 $267.7 Bank Loans
BBB A AA AAA
% General
Account
Market
Value
Book
Value Collateral
-
-
BB &
Below
-
-
% in Closed
Block
100.0% - - - 0.1% $9.2 $12.5 Total
100.0% - - - 0.1% $9.2 $12.5 Bank Loans
BBB A AA AAA
% General
Account
Market
Value
Book
Value Collateral

Appendix

PLIC Closed Block investments
primarily fixed income
Bonds $5,969
78%
Policy Loans $1,412
18%
Cash & Cash Equivalents $21   0%
Venture Capital $174 2%
Stock $9 0%
Mortgages & Real Estate $8 0%
Other Invested Assets $147 2%
Invested Assets:  $7.7 Billion
$ in millions
Market value as of March 31, 2009

PLIC Closed Block portfolio
high quality
Percentages based on GAAP Value
As of March 31, 2009
32.1
67.9
36.1
63.9
6.4
93.6%
2008
32.9
67.1
38.8
61.2
7.7
92.3%
1Q 2009
30.7 28.7 Private Bonds
69.3 71.3 Public Bonds
32.4 23.4 Percentage of BIG in NAIC 4-6
67.6 76.6 Percentage of BIG in NAIC 3
6.8 7.4 Below Investment Grade (BIG) Bonds
93.2% 92.6% Investment Grade Bonds
2006 2007

PLIC Closed Block portfolio
diversified
U.S. Corporates
64%
Foreign Corporates
9%
ABS
16%
Emerging Markets
9%
$ in millions
Market value as of March 31, 2009
Below Investment Grade Bonds
4.8 284.3 Utilities
12.9 770.9 Commercial MBS
14.0 838.3 Foreign Corporates
Bond Portfolio
Phoenix Closed Block
100.0% $5,969.1 Total
1.5 86.6 Emerging Markets
2.2 132.6 Taxable Municipals
3.3 199.7 Asset Backed Securities
As of March 31, 2009
6.5 386.9 U.S. Treasuries / Agencies
15.8 943.8 Residential MBS
12.6 753.3 Financials
$1,572.7 26.4% Industrials
Bonds by Rating
AAA/AA/A
62.4%
BBB
29.9%
BB & Lower
7.7%
RMBS
2%